Vanguard Institutional Index Funds

Supplement to the Statement of Additional Information Dated April 29, 2009

Reorganization of Vanguard Institutional Total Bond Market Index Fund into Vanguard Total Bond Market Index Fund

Effective as of the close of business on February 5, 2010, the reorganization of Vanguard Institutional Total Bond Market Index Fund with and into Vanguard Total Bond Market Index Fund is complete. Any references to the Institutional Total Bond Market Index Fund in this Statement of Additional Information are hereby deleted.

Please retain this supplement for future reference.

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Vanguard Marketing Corporation, Distributor.                                                                                                                                                                                                                            PSAI094 022010